Taxes	12 Months Ended
Jun. 30, 2025
Taxes [Abstract]
Taxes

Note 7 – Taxes

Income tax

The income tax provision consisted of the following components:

For the year ended June 30,
	2025	2024	2023
Current:
Hong Kong	$-	$-	$-

Deferred:
Hong Kong	-	-	-
Total provision for income taxes	-	-	-

Cayman Islands and British Virgin Islands (“BVI”)

Under the current laws of the Cayman Islands and BVI, the Company and its subsidiaries are not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands or BVI withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to Hong Kong profits tax at a rate of 16.5% on the estimated assessable profit for the years ended June 30, 2025, 2024 and 2023.

The following table reconciles statutory tax rates to the Company’s effective tax rate for the periods indicated below:

	For the year ended June 30,
	2025	2024	2023
Tax benefit calculated at statutory tax rate	16.5%	16.5%	16.5%
Valuation allowance	(16.5)%	(16.5)%	(16.5)%
Effective tax rate	0.0%	0.0%	0.0%

The following table sets forth the significant components of the aggregate deferred tax assets:

	As of June 30,
	2025	2024	2023
Deferred tax assets:
Net operating loss carry forwards	$3,338,878	$2,787,876	$2,305,767
Share-based compensation expenses	721,817	681,424	607,288
Less: valuation allowance	(4,060,695)	(3,469,300)	(2,913,055)
Deferred tax asset, net	$-	$-	$-

The following table sets forth the changes in valuation allowance:

	For the year ended June 30,
	2025	2024
Balance at beginning of the year	$3,469,300	$2,913,055
Addition	591,395	720,097
Less: Reversal	-	(163,852)
Balance at end of the year	$4,060,695	$3,469,300

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon historical operating results and projections for future taxable income, management provided full valuation allowance for the deferred tax assets for the years ended June 30, 2025 and 2024. As of June 30, 2025 and 2024, tax loss carry-forward amounted to approximately $20 million and $17 million, respectively can be carried forward indefinitely.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of June 30, 2025, and 2024, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income taxes for the years ended June 30, 2025 and 2024. The Company’s major tax jurisdiction is Hong Kong. The tax years 2019 through 2025 remain subject to examination by the Hong Kong Inland Revenue Department (the “HKIRD”). The Company also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from June 30, 2025.